Bridgeway Funds, Inc.

Aggressive Investors 1 Fund (BRAGX)
Aggressive Investors 2 Fund (BRAIX)
Ultra-Small Company Fund (BRUSX)
Micro-Cap Limited Fund (BRMCX)

Supplement dated February 13, 2012 to the Prospectus
and Statement of Additional Information (“SAI”) dated October 31, 2011

At a meeting of the Board of Directors (the “Board”) of Bridgeway Funds, Inc. ( “Bridgeway Funds”) held on February 10, 2012 (the “Meeting”), the Board unanimously approved a Plan of Reorganization (the “AI2 Plan”), providing for: (i) the conversion of the shares of the Aggressive Investors 2 Fund (the “AI2 Fund”) into shares of the Aggressive Investors 1 Fund (the “AI1 Fund”) and (ii) the resulting transfer to the AI1 Fund of all of the property, assets and goodwill of the AI2 Fund (when completed, the “AI2 Conversion”).  The Board determined that the AI2 Plan and AI2 Conversion would be in the best interests of the AI1 Fund, the AI2 Fund, and their respective shareholders.  The effect of the AI2 Plan and AI2 Conversion will be that the AI2 Fund shareholders would become shareholders of the AI1 Fund.

At the same Meeting, the Board also unanimously approved a Plan of Reorganization (the “MCL Plan”), providing for: (i) the conversion of the shares of the Micro-Cap Limited Fund (the “MCL Fund”) into shares of the  Ultra-Small Company Fund (the “USC Fund") and (ii) the resulting transfer to the USC Fund of all of the property, assets and goodwill of the MCL Fund (when completed, the “MCL Conversion”). The Board determined that the MCL Plan and MCL Conversion would be in the best interests of the MCL Fund, the USC Fund, and their respective shareholders.  The effect of the MCL Plan and MCL Conversion will be that the MCL Fund shareholders would become shareholders of the USC Fund.

The AI2 Plan and MCL Plan will require the approval of the shareholders of each of the AI2 Fund and MCL Fund, respectively.  Separate special meetings of the shareholders are being called for that purpose.  Shareholders of the AI2 Fund will receive proxy solicitation materials providing them with information about the AI1 Fund and AI2 Plan and shareholders of the MCL Fund will receive proxy solicitation materials providing them with information about the USC Fund and MCL Plan.  If approved by such Fund’s respective shareholders, the AI2 Conversion and MCL Conversion are expected to take effect in the second quarter of 2012.  Investors should check the Bridgeway Funds’ website (www.bridgeway.com) for further information.

Lastly, the Board approved certain modifications to the Management Agreement between Bridgeway Capital Management, Inc. (“Bridgeway”) and Bridgeway Funds, related to the AI1 Fund and USC Fund, effective as of February 13, 2012.  Accordingly, the Bridgeway Funds’ Prospectus and SAI are hereby amended as follows:

1.	The expense cap for the AI1 Fund in the table on page 70 of the Prospectus is reduced to 1.75%.

2.	The expense cap for the AI1 Fund in the table on page 24 of the SAI is reduced to 1.75%.

3.	The Base Advisory Fee schedule, which will now include an additional breakpoint providing for lower advisory fees, for the AI1 Fund on page 25 of the SAI is deleted and replaced with the following:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets;

(3)	0.85% of the next $500,000,000 of such assets and

(4)	0.80% of such assets over $1,000,000,000.

4.	The expense cap for the USC Fund in the table on page 70 of the Prospectus is reduced to 1.85%.

5.	The expense cap for the USC Fund in the table on page 24 of the SAI is reduced to 1.85%.

This information supplements the Prospectus and SAI of Bridgeway Funds, Inc. dated October 31, 2011.
Please retain this supplement for future reference.